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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 25, 1998

                            GENERAL AUTOMATION, INC.
                            ------------------------
             (Exact name of Registrant as specified in its charter)

             Delaware                                     0-5260
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     (State of incorporation                      (Commission File Number)
      or other jurisdiction)

                                   95-248811
                                   ---------
                                (I.R.S. Employer
                             Identification Number)

               17731 Mitchell North, Irvine, California     92614
               -----------------------------------------------------
               (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code: (949) 250-4800

                                 Not applicable
                                 --------------
                        (Former name or former address,
                         if changed since last report)

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ITEM 5 -- OTHER EVENTS

The American Stock Exchange informed the Company that it does not currently meet its continued listing guidelines, and therefore will remove the Company's common stock from listing and registration. The Company had previously reported it had fallen below those guidelines and was under review for continued listing. The Company is seeking the assignment of the appropriate symbol which will allow the common stock to trade on the electronic bulletin board.

                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL AUTOMATION, INC.

Date: September 29, 1998

By:  /s/ Richard H. Nance
     --------------------
     Richard H. Nance
     Vice-President Finance and
     Chief Financial Officer

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